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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-29858



                           DAVIS NEW YORK VENTURE FUND
                        SUPPLEMENT DATED OCTOBER 3, 2001
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2000



The following information supplements and should be read in conjunction with the statement of additional information.

DAVIS GROWTH & INCOME FUND WAS MERGED INTO DAVIS NEW YORK VENTURE FUND

On September 14, 2001, shareholders approved of a proposal to transfer the assets of Davis Growth & Income Fund (DGIF) to Davis New York Venture Fund (DNYVF). Under the terms of reorganization, DGIF shareholders received shares of DNYVF in a tax-free exchange for their DGIF shares. The reorganization was executed on September 21, 2001.


                   INVESTORS CAN NO LONGER PURCHASE SHARES OF
                           DAVIS GROWTH & INCOME FUND